SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Varian Semiconductor Equipment

Associates, Inc.

(Name of Registrant as Specified In Its Charter)

                      N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

35 Dory Road

Gloucester, Massachusetts 01930

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 10, 2004

The 2004 Annual Meeting of Stockholders of Varian Semiconductor Equipment Associates, Inc. will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Tuesday, February 10, 2004 at 9:00 a.m., local time, to consider and act upon the following matters:

(1)	To elect a Class II Director for the ensuing three years.

(2)	To approve an amendment to the Omnibus Stock Plan to authorize the issuance of up to an aggregate of 100,000 shares of common stock in the form of stock appreciation rights, performance units, performance shares and/or restricted stock.

(3)	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 2,100,000 shares.

(4)	To ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending October 1, 2004.

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on December 15, 2003 are entitled to notice of, and to vote at, the meeting. The stock transfer books of Varian Semiconductor will remain open for the purchase and sale of common stock.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Richard A. Aurelio
Chairman and Chief Executive Officer

Gloucester, Massachusetts

December 18, 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

35 Dory Road

Gloucester, Massachusetts 01930

Proxy Statement for the 2004 Annual Meeting of Stockholders

To Be Held on February 10, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Varian Semiconductor Equipment Associates, Inc. for use at the 2004 Annual Meeting of Stockholders to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Tuesday, February 10, 2004, at 9:00 a.m., local time, and at any adjournment or adjournments of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of Varian Semiconductor, or by voting in person at the Annual Meeting.

A copy of Varian Semiconductor’s Annual Report on Form 10-K for the fiscal year ended October 3, 2003, as filed with the Securities and Exchange Commission, is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about December 22, 2003. Exhibits to the Form 10-K will be provided to any stockholder upon written request to the Secretary, Varian Semiconductor Equipment Associates, Inc., 35 Dory Road, Gloucester, Massachusetts 01930 at no charge.

Voting Securities and Votes Required

On December 15, 2003, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 35,779,509 shares of common stock of Varian Semiconductor. Holders of common stock are entitled to one vote per share.

Under Varian Semiconductor’s by-laws, the holders of a majority of the shares of common stock outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business at the meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the meeting is required for the election of the Class II Director. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for the approval of each of the amendments to the Omnibus Stock Plan and the ratification of the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending October 1, 2004.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the election of the Class II Director, the approval of each of the amendments to the Omnibus Stock

Plan and the ratification of the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending October 1, 2004. Stockholders are encouraged to return the enclosed proxy card marked to indicate their grant of a proxy or to follow the instructions for voting provided by their broker or nominee.

Principal Stockholders

The following table sets forth information, as of December 1, 2003, with respect to the beneficial ownership of Varian Semiconductor’s common stock by:

•	each person known by Varian Semiconductor to own beneficially more than 5% of the outstanding shares of common stock;

•	each director and nominee for director;

•	each executive officer named below in the Summary Compensation Table under the heading “Executive Compensation”; and

•	all current directors and executive officers of Varian Semiconductor as a group.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Common Stock Outstanding
Five Percent Stockholders:
Franklin Resources, Inc. (2)	4,238,218	11.8%
State Street Research & Management Company (3)	2,685,094	7.5%
FMR Corporation (4)	2,490,127	7.0%

Directors:
Richard A. Aurelio (5)	684,184	1.9%
George W. Chamillard	60,000	*
Robert W. Dutton	58,272	*
Ernest L. Godshalk, III	195,537	*
Angus A. MacNaughton	65,000	*
Elizabeth E. Tallett	62,824	*

Other Named Executive Officers:
Robert J. Halliday	65,790	*
John Aldeborgh	50,000	*
Walter F. Sullivan	0	*

All current directors and executive officers as a group (10 persons) (6)	1,284,940	3.5%

*	Less than 1%.

(1)

The number of shares of common stock beneficially owned by each 5% stockholder, director or executive officer is determined under Section 13 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder by the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares subject to stock options or other similar rights with respect to which the individual has the right to acquire sole or shared voting or investment power within 60 days after December 1, 2003. The number of shares of common stock listed as beneficially owned in the table above includes shares issuable upon exercise of options exercisable within 60 days after December 1, 2003 for the following stockholders: Mr. Aurelio (658,362 shares), Mr. Chamillard (60,000 shares), Dr. Dutton (57,672 shares), Mr. Godshalk (192,999 shares), Mr. MacNaughton (65,000 shares), Ms. Tallett (62,224 shares), Mr. Halliday (65,165 shares), Mr. Aldeborgh (50,000 shares) and Mr. Sullivan (0 shares). Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the table above. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. To calculate the percentage of outstanding shares of common stock held by each stockholder, the number of shares deemed outstanding includes 35,773,334 shares outstanding as of December 1, 2003, plus any shares subject to outstanding stock options currently exercisable or exercisable within 60 days after December 1, 2003 held by each person specified above.

(2)	As reported by the beneficial owners in a Schedule 13G/A filed with the SEC on February 12, 2003. The securities reported as beneficially owned by Franklin Resources, Inc. (“FRI”) are held by one or more open or closed-end investment companies or other managed accounts, which are advised by direct and indirect investment advisory subsidiaries (the “Adviser Subsidiaries”) of FRI under contracts which grant to the Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal Shareholders”) each own in excess of 10% of the outstanding common stock of FRI. FRI and the Principal Shareholders may be deemed to be the beneficial owner of securities held by persons and entities advised by FRI subsidiaries. FRI, the Principal Shareholders and each of the Adviser Subsidiaries disclaim any economic interest or beneficial ownership in any of the securities indicated as beneficially owned in the above table. The address for FRI, the Principal Shareholders and each of the Advisor Subsidiaries is One Franklin Parkway, San Mateo, CA 94403.
(3)	As reported by the beneficial owner in a Schedule 13G filed with the SEC on February 14, 2003. State Street Research & Management Company (“State Street”) is an investment advisor registered under the Investment Advisors Act of 1940 (the “1940 Act”) and has sole power to vote or direct the vote of 2,676,594 shares of common stock and the sole power to dispose of or direct the disposition of 2,685,094 shares of common stock. State Street disclaims any beneficial interest in these shares. The address for State Street is One Financial Center, 30th Floor, Boston, MA 02111-2690.
(4)	As reported by the beneficial owner in a Schedule 13G/A filed with the SEC on February 12, 2003. FMR Corp. (“Fidelity”) is an investment advisor registered under the 1940 Act and has sole power to vote or to direct the vote of 1,319,227 shares of common stock and the sole power to dispose of or to direct the disposal of 2,490,127 shares of common stock. Fidelity Management & Research Company (“FMRC”), a wholly-owned subsidiary of Fidelity, is the beneficial owner of 1,170,900 shares of common stock. Edward C. Johnson 3d beneficially owns and has full power to dispose of the 1,971,010 shares of common stock. Neither Fidelity nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the FMRC Funds, which power resides with the Funds’ Board of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds’ Board of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of Fidelity (“FMTC”), is the beneficial owner of 1,172,400 shares of common stock. Edward C. Johnson 3d and Fidelity, through its control of FMTC, each have sole dispositive power over such 1,172,400 shares of common stock. Geode Capital Management, LLC (“Geode”) is the beneficial owner of 8,427 shares of common stock. Geode is wholly owned by Fidelity Investors III Limited Partnership (“FILP”). Fidelity Investors Management, LLC, is the general partner and investment manager of FILP. Fidelity International Limited is the beneficial owner of 138,400 shares of the common stock. The address for Fidelity is 82 Devonshire Street, Boston, MA 02109.
(5)	Includes 217 shares of common stock owned by Mr. Aurelio’s daughter.
(6)	Includes 1,254,755 shares of common stock issuable upon exercise of options exercisable within 60 days after December 1, 2003.

PROPOSAL 1

ELECTION OF DIRECTOR

Varian Semiconductor has a classified Board of Directors consisting of two Class I Directors, two Class II Directors and two Class III Directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The Class I Directors have terms expiring at the 2006 Annual Meeting and the Class III Directors have terms expiring at the 2005 Annual Meeting. At the 2004 Annual Meeting, one Class II Director will be elected for a three-year term expiring at the 2007 Annual Meeting and the other Class II Director position will become vacant as George W. Chamillard, one of the current Class II Directors, will not stand for re-election. The Board has not identified an individual to fill this vacancy at this time. Proxies cannot be voted for a greater number of persons than the number of nominees named.

At the 2004 Annual Meeting, the persons named in the enclosed proxy will vote to elect as a director Robert W. Dutton, the Class II nominee named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect Robert W. Dutton as a Class II Director. The Class II nominee will be elected to hold office until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The nominee has indicated his willingness to serve, if elected. However, if he should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

The Board of Directors believes the election of Robert W. Dutton as a Class II Director is in the best interests of Varian Semiconductor and its stockholders and recommends a vote “FOR” the election of Robert W. Dutton as a Class II Director.

There are no family relationships between or among any officers or directors of Varian Semiconductor.

Set forth below are the name and age of each continuing member of the Board of Directors (including the nominee for election as a Class II Director), and the positions and offices held by him or her, his or her principal occupation and business experience during the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a director of Varian Semiconductor. Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of December 1, 2003, appears above under the heading “Principal Stockholders.”

Name and Age	Principal Occupation and Business Experience
Nominee for Term Expiring in 2007 (Class II Director)

Robert W. Dutton, 59	Dr. Dutton served as a director of Varian Associates, Inc. (“VAI”) from 1996 until April 1999 and has served as a director of Varian Semiconductor since its spin-off from VAI in April 1999. Dr. Dutton is Director, Integrated Circuits Laboratory in the Department of Electrical Engineering at Stanford University and he has held various positions at Stanford University since 1971.

Name and Age	Principal Occupation and Business Experience
Directors whose Terms Expire in 2005 (Class III Directors)

Richard A. Aurelio, 59	Mr. Aurelio has served as Varian Semiconductor’s Chairman and Chief Executive Officer since February 2001. From April 1999 to February 2001, he served as Varian Semiconductor’s President and Chief Executive Officer. Prior to April 1999, he was the Executive Vice President of VAI responsible for the semiconductor equipment business. Mr. Aurelio joined VAI in 1991 from a position as Executive Vice President of ASM Lithography, a European-based company, where he was also President of its U.S. affiliate. Mr. Aurelio was hired as President of VAI’s semiconductor equipment business in 1991 and was elevated to Executive Vice President of VAI in 1992. Mr. Aurelio is also a director of Mykrolis Corporation.

Elizabeth E. Tallett, 54	Ms. Tallett has served as a director of Varian Semiconductor since May 2001. From December 2000 to May 2001, Ms. Tallett served as an advisory board member. Ms. Tallet has been a principal of Hunter Partners, LLC, which provides management services to developing life sciences companies, since July 2002. She was also President and CEO of Dioscor, Inc. from April 1996 until July 2003, and of Marshall Pharmaceuticals, Inc. from November 2000 until January 2003, both specialty pharmaceutical firms. Ms. Tallett was President and CEO of Ellard Pharmaceuticals, Inc. and Galenor, Inc., both biopharmaceutical companies, from 1997 to 2000 and 1999 to 2000, respectively. Ms. Tallett is also a director of Coventry Health Care, Inc., Immunicon, Inc., IntegraMed America Inc., The Principal Financial Group and Varian, Inc.

Directors whose Terms Expire in 2006 (Class I Directors)

Ernest L. Godshalk III, 58	Mr. Godshalk has served as Varian Semiconductor’s President, Chief Operating Officer, and director of Varian Semiconductor since February 2001. From April 1999 through February 2001, Mr. Godshalk served as Varian Semiconductor’s Vice President and Chief Financial Officer. Prior to April 1999, he was Vice President, Finance of the semiconductor equipment business of VAI, a position he had held since joining VAI in November 1998. Prior to joining VAI, he was Managing Director of Elgin Management Group, an investment company, a position he held from 1993 to 1996 and again in 1998. Mr. Godshalk was Chief Financial Officer of Prodigy Communications Corporation, an Internet service provider, from 1996 to 1998.

Angus A. MacNaughton, 72	Mr. MacNaughton served as a director of VAI from 1986 until April 1999 and has served as a director of Varian Semiconductor since its spin-off from VAI in April 1999. Mr. MacNaughton has served as President of Genstar Investment Corporation, a private investment company, since 1987. Mr. MacNaughton is also a director of Barrick Gold Corporation, Diversified Collection Services, Inc., Fairmont Hotels & Resorts, Inc. and San Ramon Medical Center.

Board and Committee Meetings

The Board of Directors held four meetings during fiscal year 2003. Each director attended at least 75% of the aggregate number of meetings held, while he or she was a director, by the Board of Directors and by any committee on which he or she served.

The Board of Directors has a standing Audit Committee, which provides the opportunity for direct contact between Varian Semiconductor’s independent accountants and the Board of Directors. The Board of Directors adopted a written charter for the Audit Committee on May 18, 2000, which was replaced by a new charter adopted on November 8, 2002. The purpose of the Audit Committee is to assist with the Board of Directors’ oversight of the integrity of Varian Semiconductor’s financial statements, compliance with legal and regulatory requirements, the independent accountant’s qualifications, independence and performance, and the performance of Varian Semiconductor’s internal audit function. The Audit Committee held ten meetings during fiscal year 2003. The current members of the Audit Committee are Dr. Dutton, Mr. MacNaughton and Ms. Tallett and, until the 2004 Annual Meeting of Stockholders, Mr. Chamillard. Each member of the Audit Committee is “independent” as defined under Rule 4200 and amendments to Rule 4200 of the National Association of Securities Dealers’ (“NASD”) listing standards. The Board of Directors has determined that Mr. MacNaughton is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K and is considered “independent” as that term is used in Item 7(d)(3) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board of Directors also has a standing Compensation Committee, which provides recommendations to the Board of Directors regarding compensation programs of Varian Semiconductor. The Compensation Committee is responsible for determining the compensation of corporate officers, granting stock options, adopting and amending stock option and other employee benefit plans, hiring and terminating corporate officers and negotiating the terms of any employment agreements and arrangements with corporate officers. The Compensation Committee held five meetings during fiscal year 2003. The current members of the Compensation Committee are Dr. Dutton, Mr. MacNaughton and Ms. Tallett and, until the 2004 Annual Meeting of Stockholders, Mr. Chamillard.

The Board of Directors also has a standing Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee adopted a written charter on May 16, 2003. The Nominating and Corporate Governance committee recommends nominees to the Board of Directors for election at the annual meeting of stockholders, proposes candidates qualified to fill any vacancies on the Board of Directors, recommends candidates for membership and the position as chair on the various committees of the Board of Directors, recommends candidates to serve as executive officers of Varian Semiconductor, develops and recommends to the Board of Directors corporate governance principles, oversees the evaluation of the Board of Directors and management and performs any other duties assigned by the Board of Directors. The Nominating and Corporate Governance Committee does not consider stockholder nominees for director. Stockholders may nominate candidates for election to the Board of Directors by following the procedures set forth under “Stockholder Proposals for 2005 Annual Meeting” below. The Nominating and Corporate Governance Committee held four meeting during fiscal year 2003. The current members of the Nominating and Corporate Governance Committee are Dr. Dutton, Mr. MacNaughton and Ms. Tallett and, until the 2004 Annual Meeting of Stockholders, Mr. Chamillard.

Transactions With Related Parties

Varian Semiconductor has a policy that all material transactions between Varian Semiconductor and its officers, directors and other affiliates must (1) be approved by a majority of the members of the Board of Directors and by a majority of the disinterested members of the Board of Directors and (2) be on terms no less favorable to Varian Semiconductor than could be obtained from unaffiliated third parties.

In 1991, when VAI recruited Mr. Aurelio, VAI provided Mr. Aurelio with $500,000 in relocation financing to purchase a residence near VAI’s headquarters. Mr. Aurelio executed a promissory note in favor of VAI in the principal amount of $500,000, which was secured by a deed of trust on the property. The note accrued interest at a rate of 8.5%, limited by the lesser of the appreciation of the property or the deductibility of such interest for individual income tax purposes and matured no later than 2021. At the request of Varian Semiconductor, and as permitted by the terms of the note, Mr. Aurelio repaid the note in full during fiscal year 2003. In connection with Mr. Aurelio’s early repayment of the note, Varian Semiconductor agreed to forego all accrued interest on the note, or $258,086.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Varian Semiconductor’s directors, executive officers and holders of more than 10% of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Varian Semiconductor. Based solely on its review of copies of reports filed pursuant to Section 16(a) of the Exchange Act, or written representations from reporting persons, Varian Semiconductor believes that during fiscal year 2003 its reporting persons made all filings required of them, except that a Form 4 was filed four days late to report the exercise of an option by Walter F. Sullivan to purchase 46,666 shares of common stock and the sale of such shares by Mr. Sullivan in September 2003.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the compensation paid by Varian Semiconductor during fiscal years 2003, 2002 and 2001 to Varian Semiconductor’s Chief Executive Officer and each of its four most highly compensated executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 during fiscal year 2003 (the Chief Executive Officer and such other executive officers are hereinafter referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Year(5)	Annual Compensation								Long Term Compensation
Name and Principal Position		Salary		Bonus			Other Annual Compensation			Securities Underlying Options	All Other Compensation
Richard A. Aurelio(1) Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	657,404 678,739 592,693	$ $ $	557,925 645,000 375,000	(6) (7) (8)	$ $ $	370,414 149,184 —	(9) (10)	60,000 50,000 150,000	$ $ $	149,241 150,978 247,723	(12) (13) (13)
Ernest L. Godshalk III(2) President and Chief Operating Officer	2003 2002 2001	$ $ $	397,500 443,077 302,208	$ $ $	286,748 400,000 157,500	(6) (7) (8)	$ $ $	— 76,983 —	(11)	44,000 35,000 100,000	$ $ $	76,620 84,594 76,134	(14) (13) (13)
John Aldeborgh(3) Vice President, Sales and Marketing	2003 2002 2001	$ $ $	229,327 103,846 —	$ $ $	136,238 135,000 —	(6) (7)	$ $ $	— — —		50,000 170,000 —	$ $ $	71,696 186,133 —	(15) (16)
Robert J. Halliday(4) Vice President, Treasurer and Chief Financial Officer	2003 2002 2001	$ $ $	224,231 209,231 100,000	$ $ $	133,210 300,000 49,000	(6) (7) (8)	$ $ $	— — —		25,000 50,000 100,000	$ $ $	36,446 50,797 6,000	(17) (13) (13)
Walter F. Sullivan Vice President, Customer Operations	2003 2002 2001	$ $ $	238,500 242,300 216,924	$ $ $	141,687 260,000 94,500	(6) (7) (8)	$ $ $	— — —		13,000 15,000 70,000	$ $ $	47,768 54,240 69,585	(18) (13) (13)

(1)	Mr. Aurelio was appointed Chairman of the Board of Directors in February 2001.
(2)	Mr. Godshalk was appointed President and Chief Operating Officer in February 2001 and served as Vice President and Chief Financial Officer from April 1999 to February 2001.
(3)	Mr. Aldeborgh joined Varian Semiconductor in April 2002 as Vice President, Sales and Marketing.
(4)	Mr. Halliday joined Varian Semiconductor in March 2001 as Vice President and Chief Financial Officer and began serving as Treasurer in November 2002.
(5)	Fiscal year 2003 comprises the 53-week period ended October 3, 2003. Fiscal year 2002 comprises the 52-week period ended September 27, 2002. Fiscal year 2001 comprises the 52-week period ended September 28, 2001.
(6)	Bonuses earned in fiscal 2003 were paid by Varian Semiconductor to the Named Executive Officers in November 2003.
(7)	Bonuses earned in fiscal 2002 were paid by Varian Semiconductor to the Named Executive Officers in December 2002.
(8)	Bonuses earned in fiscal 2001 were paid by Varian Semiconductor to the Named Executive Officers in December 2001.
(9)

In 1991, when VAI recruited Mr. Aurelio, VAI provided Mr. Aurelio with $0.5 million in relocation financing to purchase a residence near VAI’s headquarters. Repayment was to be made no later than 2021.

At the request of Varian Semiconductor, and as permitted by the terms of the note, Mr. Aurelio repaid this note in full during fiscal year 2003. In connection with Mr. Aurelio’s early repayment of the note, Varian Semiconductor agreed to forgo all accrued interest on the note, or $258,086.

(10)	Includes $45,704 for personal use of a company leased automobile. Also includes other automobile-related expenses, reimbursement for financial planning services paid by Mr. Aurelio and $54,859 for consideration of taxes on all other annual compensation.
(11)	Includes $28,300 for personal use of a company leased automobile. Also includes other automobile-related expenses and $33,419 for consideration of taxes on all other annual compensation.
(12)	Consists of Varian Semiconductor’s contribution (including interest) of $137,491 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan.
(13)	Consists of Varian Semiconductor’s contribution (including interest) to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution to the executive’s 401(k) plan.
(14)	Consists of Varian Semiconductor’s contribution (including interest) of $64,870 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan.
(15)	Consists of Varian Semiconductor’s contribution (including interest) of $24,250 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan and reimbursement for relocation expenses and consideration of taxes on all other compensation of $35,696.
(16)	Consists of Varian Semiconductor’s contribution (including interest) of $21,040 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $10,875 to the executive’s 401(k) plan and reimbursement for relocation expenses and consideration of taxes on all other compensation of $154,218.
(17)	Consists of Varian Semiconductor’s contribution (including interest) of $24,696 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan.
(18)	Consists of Varian Semiconductor’s contribution (including interest) of $33,163 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan and reimbursement for relocation expenses and consideration of taxes on all other compensation of $2,855.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(2)
	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share(1)	Expiration Date

					5%	10%
Richard A. Aurelio	60,000	17.17%	$26.07	11/08/09	$636,786	$1,483,983
Ernest L. Godshalk	44,000	12.59%	$26.07	11/08/09	$466,977	$1,088,254
John Aldeborgh	50,000	14.31%	$26.07	11/08/09	$530,655	$1,236,653
Robert J. Halliday	25,000	7.15%	$26.07	11/08/09	$265,328	$618,326
Walter F. Sullivan	13,000	3.72%	$26.07	11/08/09	$137,970	$321,530

(1)	The exercise price per share of each option was equal to the fair market value per share of the common stock on the date of grant.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercises of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of Varian Semiconductor’s common stock, the option holder’s continued employment through the option period and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The table set forth below contains certain information regarding each exercise of a stock option during the fiscal year ended October 3, 2003 by each of the Named Executive Officers and the number and value of the securities underlying unexercised options held by each of the Named Executive Officers as of October 3, 2003:

	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(2)
			Exercisable / Unexercisable		Exercisable / Unexercisable
Richard A. Aurelio	150,000	$4,331,750	843,362	143,334	$22,378,786	$1,691,937
Ernest L. Godshalk III	—	—	228,331	100,668	$5,250,674	$1,191,810
John Aldeborgh	6,500	$100,028	50,166	163,334	$2,593	$936,277
Robert J. Halliday	6,500	$99,154	76,832	91,668	$724,145	$1,008,700
Walter F. Sullivan	46,666	$624,709	5,000	46,334	$25,213	$543,164

(1)	Represents the per share value of the common stock at the time the option was exercised, less the per share option exercise price, multiplied by the number of shares acquired on exercise of such option.
(2)	Based on the fair value of the common stock on October 3, 2003 ($40.63), less the option exercise price, multiplied by the number of shares underlying the options.

Change in Control Agreements

The Named Executive Officers are parties to change in control agreements with Varian Semiconductor. Under these agreements, a change in control of Varian Semiconductor is defined to occur if:

•	any individual or group becomes the beneficial owner (as defined in Section 13 of the Exchange Act) of 30% or more of the voting power of Varian Semiconductor’s outstanding securities;

•	the “continuing directors” cease to constitute at least a majority of the Board of Directors. “Continuing directors” are defined as the directors of Varian Semiconductor as of the date of the executive’s agreement and any successor to any such director who was nominated or selected by a majority of the continuing directors in office at the time of the director’s nomination or selection and who is not an “affiliate” or an “associate” (as defined under the Exchange Act) of any person who is the beneficial owner of more than 10% of the combined voting power of Varian Semiconductor;

•

there occurs a reorganization, merger, consolidation or other corporate transaction involving Varian Semiconductor in which the stockholders of Varian Semiconductor immediately prior to such transaction do not own more than 50% of the combined voting power of Varian Semiconductor (or of a successor entity resulting from such transaction) after such transaction; or

•	all or substantially all of Varian Semiconductor’s assets are sold, liquidated or distributed.

In certain circumstances, the Board of Directors can declare that change in control will not be considered to have occurred, despite the occurrence of one of the above-listed events. With certain exceptions, these agreements each provide that the executive officer will forfeit his benefits under the agreement if he voluntarily leaves Varian Semiconductor’s employ during the process of a tender offer, merger negotiations or in certain other circumstances that could lead to a change in control. This is intended to assure that management will continue to act in the interest of the stockholders rather than be affected by personal uncertainties during any attempts to effect a change in control of Varian Semiconductor, and to enhance Varian Semiconductor’s ability to attract and to retain executives.

Each agreement provides that if within 18 months of a change in control (1) Varian Semiconductor terminates the employee’s employment other than by reason of his death, disability, retirement or for “cause” (as defined) or (2) the employee terminates his employment for “good reason” (as defined), the employee will receive:

•	a lump sum severance payment equal to 2.99 (in the case of Mr. Aurelio) or 2.50 (in the case of all other executives) multiplied by the sum of (1) the employee’s annual base salary, (2) the highest annual bonus paid to the employee in any of the three fiscal years ending prior to the date of termination and (3) the highest cash bonus for a performance period of more than one fiscal year that was paid to the executive in any of the three fiscal years ending prior to the date of termination;

•	a pro rata portion of the executive’s target bonus for the fiscal year in which the executive’s termination occurs, and for any other partially completed bonus performance period at the time of the executive’s termination;

•	full exercisability of unvested stock options and full release of restrictions on restricted stock;

•	continued receipt of benefits under life, medical, dental, vision and disability insurance plans, as well as the financial and tax counseling plan, until the earlier to occur of commencement of substantially equivalent full-time employment with a new employer or 24 months after the date of termination of employment with Varian Semiconductor;

•	the right to purchase any company-leased automobile then in possession of the executive; and

•	a gross-up payment such that if any payments and benefits received by the employee from Varian Semiconductor would subject that person to the excise tax contained in Section 4999 of the Internal Revenue Code, the employee will be entitled to receive an additional payment that will place the employee in the same after-tax economic position that the employee would have enjoyed if such excise tax had not applied.

These agreements also provide that if, following a change in control, the executive’s employment is terminated due to death or disability, the executive will receive death or long-term disability benefits no less favorable than the most favorable benefits to which the executive would have been entitled had the death or disability occurred at any time in the one year period prior to the change in control.

Directors’ Compensation

Mr. Aurelio is both Chairman of the Board of Directors and the Chief Executive Officer of Varian Semiconductor. Mr. Aurelio’s compensation for serving as Chief Executive Officer is described under the heading “Executive Compensation.” Mr. Aurelio did not receive any additional compensation for serving as Chairman of the Board of Directors.

On August 15, 2003, the Board of Directors amended Varian Semiconductor’s Omnibus Stock Plan so that each director who is not an employee of Varian Semiconductor receives a non-statutory stock option to purchase 5,000 shares of common stock on the date of the non-employee director’s appointment or election as a non-employee director of Varian Semiconductor. In addition, each non-employee director receives annually, beginning with the second annual meeting following his or her appointment or election, a non-statutory stock option to purchase 3,000 shares of common stock and $35,000 in consideration for his or her service on the Board of Directors. Prior to the change, each non-employee director received a non-statutory stock option to purchase 50,000 shares of common stock on the date of the non-employee director’s appointment or election as a non-employee director of Varian Semiconductor and annually, beginning with the second annual meeting following his or her appointment or election, a non-statutory stock option to purchase 5,000 shares of common stock. Such stock options are granted with an exercise price equal to the fair market value of common stock on the date of grant, are fully exercisable when granted and have a seven-year term. Directors who are employees of Varian Semiconductor receive no compensation for their services as directors.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal year 2003 were Dr. Dutton, Mr. MacNaughton and Ms. Tallett and, until the 2004 Annual Meeting of Stockholders, Mr. Chamillard. No member of the Compensation Committee was at any time during fiscal year 2003 an officer or employee of Varian Semiconductor or any of its subsidiaries, nor has any member of the Compensation Committee had any relationship with Varian Semiconductor requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

During fiscal year 2003, no executive officer of Varian Semiconductor has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of Varian Semiconductor.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the shares of Varian Semiconductor’s common stock authorized for issuance under its equity compensation plans as of October 3, 2003:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,732,225	$24.58	548,802	(1)
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	4,732,225	$24.58	548,802	(1)

(1)	Includes 295,406 shares issuable under Varian Semiconductor’s 2002 Employee Stock Purchase Plan and 253,396 shares issuable under Varian Semiconductor’s Omnibus Stock Plan.

On November 20, 2003, (a) 3,917,857 shares of Varian Semiconductor common stock were reserved for issuance upon the exercise of outstanding stock options, (b) the weighted-average exercise price of the outstanding stock options was $26.03, (c) the weighted-average remaining contractual life of the outstanding stock options was 6.4 years and (d) 262,724 shares were available for future issuance under Varian Semiconductor’s Omnibus Stock Plan (not including the proposed amendment to the plan to increase the number of available shares described in this proxy statement below).

Report of the Compensation Committee

The executive compensation program of Varian Semiconductor is administered by the Compensation Committee, whose members are all independent, non-employee directors of Varian Semiconductor. Varian Semiconductor’s executive compensation program is designed to retain and reward executives who are leading Varian Semiconductor in the achievement of its business objectives.

Compensation Philosophy.    The objectives of the executive compensation program are (1) to align compensation with business objectives and individual performance and (2) to attract, retain and reward executive officers who contribute to the long-term success of Varian Semiconductor. Varian Semiconductor’s executive compensation philosophy is based on the principles of sustained performance and competitive and fair compensation.

Sustained Performance.    Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such specific factors as the achievement of operating budgets, attainment of market share goals, continued customer satisfaction, development of new systems and processes and performance relative to competitors. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and company values are fostered.

In evaluating each executive officer’s performance, the Compensation Committee generally conforms to the following process:

•	Company and individual goals and objectives generally are set at the beginning of the performance cycle.

•	At the end of the performance cycle, the accomplishment of the executive’s goals and objectives and his contributions to Varian Semiconductor are evaluated.

•	The executive’s performance is then compared with peers within Varian Semiconductor and the results are communicated to the executive.

•	The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary, cash bonuses and stock compensation levels.

Competitive and Fair Compensation.    Varian Semiconductor is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, Varian Semiconductor compares its compensation practices with those of other companies and takes this into consideration when setting its compensation guidelines. Varian Semiconductor believes compensation for its executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in companies with similar businesses and of comparable size and success.

Compensation for Varian Semiconductor’s executives primarily consists of three elements—salary, cash bonuses and stock options.

The salaries for executives are generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries, payment of cash bonuses and grants of options are based on actual corporate and individual performance against targeted performance and various objective performance criteria. Targeted performance criteria vary for each executive and are based on his area of responsibility. Subjective performance criteria include an executive’s ability to motivate others, recognize and pursue new business opportunities and initiate programs to enhance Varian Semiconductor’s growth and success.

Compensation at the executive officer level also includes the long-term incentives offered by stock options. The stock option program is designed to promote the long-term interests of its stockholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive’s position with Varian Semiconductor and his contributions to Varian Semiconductor, including his success in achieving the individual performance criteria described above. The option program generally uses a three-year vesting period to encourage key employees to continue in the employ of Varian Semiconductor.

Compensation of Chief Executive Officer.    The Compensation Committee bases the compensation of the Varian Semiconductor’s Chief Executive Officer on the policies and procedures described above.

Richard A. Aurelio.    For fiscal year 2003, the Compensation Committee took into consideration the following factors: (1) Varian Semiconductor’s performance relative to its competitors, (2) Varian Semiconductor’s status as the leading supplier of ion implantation systems, (3) Varian Semiconductor met or exceeded internal operating targets, and (4) Varian Semiconductor’s level of compensation compared to the compensation of other chief executive officers. Based on these factors, Mr. Aurelio received the following compensation: (1) base salary of $657,404, (2) incentive bonus of $557,925, (3) an aggregate of $149,241 in 401(k) and Supplement Retirement Plan contributions and (4) other compensation of $370,414. In addition, Mr. Aurelio was awarded an option to purchase 60,000 shares of Varian Semiconductor’s common stock at an exercise price of $26.07 per share in order to provide him with a long-term incentive tied to Varian Semiconductor’s performance.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for compensation over $1 million paid to Varian Semiconductor’s Chief Executive Officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of Varian Semiconductor and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

COMPENSATION COMMITTEE

George W. Chamillard

Robert W. Dutton

Angus A. MacNaughton

Elizabeth E. Tallett

Comparative Stock Performance

The comparative stock performance graph below compares the cumulative stockholder return on the common stock of Varian Semiconductor for the period from April 5, 1999 through October 3, 2003 with the cumulative total return on (1) the Total Return Index for The NASDAQ National Market (U.S. Companies) (the “NASDAQ Composite Index”) and (2) the Goldman Sachs Semiconductor Index, which is a published industry index. The cumulative total return computations set forth in the performance graph assume the investment of $100 in Varian Semiconductor’s common stock, the NASDAQ Composite Index and the Goldman Sachs Semiconductor Index on April 5, 1999. Prior to April 5, 1999, Varian Semiconductor’s common stock was not registered under the Exchange Act.

Report of the Audit Committee

The Audit Committee is composed of four members and acts under a written charter adopted by the Board of Directors. The members of the Audit Committee are independent directors, as defined by its charter and the NASD rules.

The Audit Committee reviewed Varian Semiconductor’s audited financial statements for the fiscal year ended October 3, 2003 and discussed these financial statements with Varian Semiconductor’s management.

Management is responsible for Varian Semiconductor’s internal controls and the financial reporting process. Management represented to the Audit Committee that Varian Semiconductor’s financial statements had been prepared in accordance with generally accepted accounting principles. Varian Semiconductor’s independent accountants are responsible for performing an audit of Varian Semiconductor’s financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with Varian Semiconductor’s management, internal accounting, financial and auditing personnel and the independent accountants, the following points:

•	the plan for, and the independent accountants’ report on, each audit of Varian Semiconductor’s financial statements;

•	Varian Semiconductor’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in Varian Semiconductor’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to Varian Semiconductor; and

•	the adequacy of Varian Semiconductor’s internal controls and accounting, financial and auditing personnel.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, Varian Semiconductor’s independent accountants. SAS 61 requires Varian Semiconductor’s independent accountants to discuss with Varian Semiconductor’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Varian Semiconductor’s independent accountants also provided the Audit Committee with other material written communications such as the engagement letter, reports on observations and recommendations on internal controls and the independence letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee discussed with the independent accountants the matters disclosed in this letter and their independence from Varian Semiconductor. The Audit Committee also considered whether the independent accountants’ provision of the other, non-audit related services to Varian Semiconductor which are referred to under the heading “Ratification of Selection of Independent Accountants” is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, the Audit Committee recommended to Varian Semiconductor’s Board of Directors that the audited financial statements be included in Varian Semiconductor’s Annual Report on Form 10-K for the fiscal year ended October 3, 2003.

AUDIT COMMITTEE

George W. Chamillard

Robert W. Dutton

Angus A. MacNaughton

Elizabeth E. Tallett

PROPOSAL 2

APPROVAL OF AMENDMENT TO OMNIBUS STOCK PLAN

AUTHORIZING UP TO 100,000 SHARES OF STOCK APPRECIATION RIGHTS,

PERFORMANCE UNITS, PERFORMANCE SHARES AND/OR RESTRICTED STOCK

On November 14, 2003 the Board of Directors of Varian Semiconductor adopted, subject to stockholder approval, an amendment to the Omnibus Stock Plan (as amended, the “Plan”), authorizing the issuance of up to an aggregate of 100,000 shares of common stock in the form of stock appreciation rights, performance units, performance shares and/or restricted stock.

The Plan formerly provided for grants of stock appreciation rights, performance units, performance shares and/or restricted stock. On November 8, 2002, the Board of Directors amended the Plan to remove these types of awards because Varian Semiconductor had not made any such grants to its employees in the past. On November 14, 2003, the Board of Directors determined that the ability to grant these types of awards would provide the Compensation Committee, which administers the Plan, with alternative methods of effecting the purpose of the Plan. Grants of stock appreciation rights, performance rights, performance shares and/or restricted stock would increase incentives to employees and consultants of Varian Semiconductor and its affiliates and would encourage share ownership in Varian Semiconductor by these individuals. In addition, grants of these types of awards will allow Varian Semiconductor to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes the approval of the amendment to the Plan authorizing up to an aggregate of 100,000 shares of common stock in the form of stock appreciation rights, performance units, performance shares and/or restricted stock is in the best interests of Varian Semiconductor and its stockholders and recommends a vote “FOR” the approval of this amendment to the Plan.

Stock Appreciation Rights

The Compensation Committee shall determine the terms and conditions of each stock appreciation right granted under the Plan, provided, however, that the exercise price of a stock appreciation right shall not be less than the fair market value of a share on the grant date. Stock appreciation rights may be granted in conjunction with an option, or may be granted on an independent basis. The number of shares covered by each stock appreciation right will be determined by the Compensation Committee, but during any fiscal year of Varian Semiconductor, no participant may be granted stock appreciation rights for more than 100,000 shares. Upon exercise of a stock appreciation right, the participant will receive payment from Varian Semiconductor in an amount determined by multiplying: (1) the difference between the fair market value of a share of Varian Semiconductor common stock on the date of exercise over the exercise price (fair market value of a share on the grant date), times (2) the number of shares with respect to which the stock appreciation right is exercised. Stock appreciation rights may be paid in cash or shares of common stock, as determined by the Compensation Committee. Stock appreciation rights are exercisable at the times and on the terms established by the Compensation Committee.

Performance Units; Performance Shares

Awards of performance units and performance shares shall result in a payment to a participant only if performance goals established by the Compensation Committee are satisfied. The initial value of each performance unit and each performance share shall not exceed 100% of the fair market value (on the date of grant) of a share of Varian Semiconductor common stock. The applicable performance goals will be determined by the Compensation Committee and may be applied on a company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities. In its discretion, the Compensation Committee may establish performance goals based on earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, net income, operating cash flow, return on assets, return on equity, return in sales, revenue and stockholder return. The Compensation Committee may also use other performance goals. During any fiscal year of Varian Semiconductor, no participant shall receive more than 100,000 performance units or performance shares.

Restricted Stock

Restricted stock awards are shares of Varian Semiconductor common stock that vest in accordance with terms and conditions established by the Compensation Committee. The number of shares of restricted stock granted to a participant shall be determined by the Compensation Committee, but during any fiscal year of Varian Semiconductor, no participant may be granted more than 100,000 shares. In determining whether an award of restricted stock should be made and/or the vesting schedule for an award, the Compensation Committee has discretion to impose conditions to vesting as it determines to be appropriate, including the imposition of performance-based restrictions. In its discretion, the Compensation Committee may establish performance goals based on earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, net income, operating cash flow, return on assets, return on equity, return in sales, revenue and stockholder return. The Compensation Committee may also use other performance goals. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined solely by the Compensation Committee

Description of the Plan

Set forth below is a summary of the principal terms of the Plan. The following summary is qualified in all respects by reference to the full text of the Plan, a copy of which is attached as Appendix A to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the Plan will be provided to any stockholder upon written request to the Secretary of Varian Semiconductor.

Types of Awards.    The Plan currently provides for the grant of incentive stock options intended to qualify under Section 422 of the Code and non-statutory stock options.

Incentive Stock Options and Non-statutory Stock Options.    Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of Varian Semiconductor). Options may not be granted for a term in excess of seven years. If an Optionee who is an employee dies prior to the expiration of his or her options, such options will be exercisable for three years after the date of death. If an Optionee who is a consultant dies prior the expiration of his or her options, the Compensation Committee has the discretion to extend the expiration date up to three years after the date of death. The Plan permits the following forms of payment of the exercise price of options: (i) payment by cash or check, (ii) surrender to Varian Semiconductor of shares of common stock, (iii) any other lawful means permitted by the Board of Directors, or (iv) any combination of these forms of payment.

Stock Appreciation Rights, Performance Units, Performance Shares and/or Restricted Stock.    The Plan formerly provided for grants of stock appreciation rights, performance units, performance shares and/or restricted stock. On November 8, 2002, the Board of Directors amended the Plan to remove these types of awards because Varian Semiconductor had not made any such grants to its employees in the past. The amendments to the Plan to remove these awards did not require the approval of Varian Semiconductor’s stockholders. On November 14, 2003, the Board of Directors determined that the ability to grant these types of awards is in the best interests of Varian Semiconductor and its stockholders and as a result, adopted an amendment to the Plan authorizing the issuance of up to an aggregate of 100,000 shares of common stock in the form of stock appreciation rights, performance units, performance shares and/or restricted stock, subject to stockholder approval.

Eligibility to Receive Awards.    Employees, officers, non-employee directors, consultants and advisors of Varian Semiconductor and its affiliates are eligible to be granted incentive stock options and/or non-statutory stock options under the Plan. Under present law, however, incentive stock options may only be granted to employees of Varian Semiconductor and its subsidiaries. The maximum number of shares with respect to which incentive and non-statutory stock options may be granted to any participant under the Plan may not exceed 1,000,000 shares per calendar year.

Plan Benefits.    As of November 20, 2003, approximately 1,360 persons were eligible to receive incentive and/or non-statutory stock options under the Plan, including Varian Semiconductor’s five executive officers and four non-employee directors. In general, the granting of incentive and non-statutory stock options under the Plan is discretionary, and Varian Semiconductor cannot now determine the number or type of incentive or non-statutory stock options to be granted in the future to any particular person or group. The Plan does provide, however, for non-discretionary grants of non-statutory stock options to Varian Semiconductor’s non-employee directors. Each non-employee director receives a non-statutory stock option to purchase 5,000 shares of common stock on the date of his or her appointment or election as a non-employee director of Varian Semiconductor. In addition, each non-employee director receives annually, beginning with the second annual meeting following his or her appointment or election, a non-statutory stock option to purchase 3,000 shares of common stock and $35,000 in consideration for his or her service on the Board of Directors.

As of November 20, 2003, the last reported sale price of Varian Semiconductor common stock on The NASDAQ National Market was $43.90. On November 20, 2003, (a) 3,917,857 shares of Varian Semiconductor common stock were reserved for issuance upon the exercise of outstanding stock options, (b) the weighted-average exercise price of the outstanding stock options was $26.03, (c) the weighted-average remaining contractual life of the outstanding stock options was 6.4 years and (d) 262,724 shares were available for future issuance under Varian Semiconductor’s Omnibus Stock Plan (not including the proposed amendment to the Plan to increase the number of available shares set forth in this proxy statement).

Administration.    The Plan is administered by a committee of the Board of Directors, which has the authority to determine the recipients and terms of incentive and non-statutory stock options granted under the Plan, adopt, amend and repeal the administrative rules, guidelines and practices relating to the Plan and to interpret the provisions of the Plan. The Board of Directors has authorized the Compensation Committee to administer the Plan.

Subject to any applicable limitations contained in the Plan, the Compensation Committee or any other committee to whom the Compensation Committee delegates authority, as the case may be, selects the recipients of incentive and non-statutory stock options and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the common stock) and (iii) the duration of options (which may not exceed seven years).

The Compensation Committee (or other committee appointed by the Compensation Committee) is required to make appropriate adjustments in connection with the Plan and any outstanding stock options to reflect a merger, reorganization, consolidation, stock split, stock dividend, recapitalization, spin-off and other similar change in capitalization or corporate structure affecting Varian Semiconductor’s common stock. The Board of Directors will specify the effect of such an event on any stock options granted to non-employee directors.

If any stock option expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such stock option will again be available for grant under the Plan.

Amendment or Termination.    The Board of Directors may at any time amend, suspend or terminate the Plan. No incentive stock option may be made under the Plan after April 2, 2009 without further stockholder approval, but incentive stock options previously granted may extend beyond that date.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options.    In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of common stock acquired through the exercise of the option. The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. In order to obtain this tax treatment, the participant must have been an employee of Varian Semiconductor at all times from the date of the grant of the option through the date that is three months before the date of exercise of the option.

Non-Statutory Stock Options.    A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock.    Subject to stockholder approval of this amendment to the Plan to allow for the issuance of restricted stock, a participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards.    The tax consequences associated with any other stock-based award granted under the Plan will vary based upon the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provision or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award of underlying common stock.

Tax Consequences to Varian Semiconductor.    The grant of stock options under the Plan generally will have no tax consequences to Varian Semiconductor. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any common stock acquired under the Plan will have any tax consequences to Varian Semiconductor. Varian Semiconductor or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Plan, including in connection with any restricted stock award or as a result of the exercise of a non-statutory stock option or a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL 3

APPROVAL OF AMENDMENT TO OMNIBUS STOCK PLAN

INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

On November 14, 2003, the Board of Directors of Varian Semiconductor adopted, subject to stockholder approval, an amendment to the Plan, providing for an increase in the number of shares available for issuance under the Plan by 2,100,000 shares (subject to adjustment in the event of stock splits and other similar events).

The Board of Directors believes that the future success of Varian Semiconductor depends, in large part, upon the ability of Varian Semiconductor to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes the approval of the amendment to the Plan increasing the number of shares of common stock reserved for issuance under the Plan by 2,100,000 shares is in the best interests of Varian Semiconductor and its stockholders and recommends a vote “FOR” the approval of this amendment to the Plan and the reservation of an additional 2,100,000 shares of common stock for issuance thereunder.

An increase in the number of shares of common stock reserved for issuance under the Plan is necessary for Varian Semiconductor to be able to continue granting options to employees, consultants and non-employee directors of Varian Semiconductor and its affiliates. On November 20, 2003, (a) 3,917,857 shares of Varian Semiconductor common stock were reserved for issuance upon the exercise of outstanding stock options, (b) the weighted-average exercise price of the outstanding stock options was $26.03, (c) the weighted-average remaining contractual life of the outstanding stock options was 6.4 years and (d) 262,724 shares were available for future issuance under the Plan (not including the proposed amendment to the Plan to increase the number of available shares described in this proxy statement). Following the 2004 Annual Meeting, 9,000 shares of common stock will be reserved for non-discretionary option grants to non-employee directors and as a result, there will be 2,353,724 shares of common stock available for issuance under the Plan immediately following the 2004 Annual Meeting, assuming the increase in the number of shares authorized for issuance under the Plan is approved by stockholders at the 2004 Annual Meeting.

For a description of the Plan, see Proposal 2, Approval of Amendment to Omnibus Stock Plan Authorizing Up to 100,000 Shares of Stock Appreciation Rights, Performance Units, Performance Shares and/or Restricted Stock.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

Subject to ratification by the stockholders, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending October 1, 2004. PricewaterhouseCoopers LLP has served as Varian Semiconductor’s independent accountants since April 1999. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants, the selection of such independent accountants will be reconsidered by the Audit Committee.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Board of Directors believes that the ratification of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending October 1, 2004 is in the best interests of Varian Semiconductor and its stockholders and recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP.

Independent Accountants’ Fees

The following is a summary of the fees billed to Varian Semiconductor by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended October 3, 2003 and September 27, 2002:

Fee Category	Fiscal Year 2003 Fees	Fiscal Year 2002 Fees
Audit Fees	$580,000	$548,000
Audit-Related Fees	$36,000	$57,000
Tax Fees	$299,000	$477,000

Total Fees	$915,000	$1,082,000

Audit Fees.    Consists of fees billed for professional services rendered for the audit of consolidated financial statements of Varian Semiconductor and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements of Varian Semiconductor and are not reported under “Audit Fees.” These services relate primarily to audits of employee benefit plans and accounting consultations.

Tax Fees.    Consists of fees billed for professional services for tax compliance, tax consultations, tax planning and expatriate consulting services.

All Other Fees.    For the fiscal years ended October 3, 2003 and September 27, 2002, there were no services provided by PricewaterhouseCoopers LLP in this category.

Audit Committee Policy on Pre-Approval of Services of Independent Accountants

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. MacNaughton is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K and is considered “independent” as that term is used in Item 7(d)(3) of Schedule 14A under the Exchange Act.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by Varian Semiconductor. In addition to solicitations by mail, Varian Semiconductor’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, personal interviews and the Internet. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and Varian Semiconductor will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of Varian Semiconductor’s proxy statement or annual report may have been sent to multiple stockholders in a stockholder’s household. Varian Semiconductor will promptly deliver a separate copy of either document to any stockholder who calls or writes to Varian Semiconductor at the following address or phone number: 35 Dory Road, Gloucester, MA 01930-2297, Telephone (978) 282-2000. If any stockholder wants to receive separate copies of the annual report and proxy statement in the future, or if any stockholder is receiving multiple copies and would like to receive only one copy for his or her household, such stockholder should contact his or her bank, broker, or other nominee record holder, or such stockholder may contact Varian Semiconductor at the above address and phone number.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders may propose matters to be presented at the 2005 Annual Meeting of Stockholders. Varian Semiconductor may decline such requests under the circumstances described in the SEC’s proxy rules. A stockholder may make a proposal under the SEC’s proxy rules, in which case the proposal may, in certain circumstances, be included in the proxy statement for the 2005 Annual Meeting of Stockholders. Proposals received by Varian Semiconductor at its principal office in Gloucester, Massachusetts later than August 19, 2004 will not be included in the proxy statement for the 2005 Annual Meeting of Stockholders.

Alternatively, under the provisions of Delaware law and the by-laws of Varian Semiconductor, a stockholder may make a proposal by notifying Varian Semiconductor not earlier than September 20, 2004, nor later than October 20, 2004. However, any such proposal will not be included in the proxy statement for the 2005 Annual Meeting of Stockholders.

If a stockholder who wishes to present a proposal fails to notify Varian Semiconductor within the time periods specified above but properly brings the proposal before the meeting, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder’s proposal. If a stockholder makes timely notification, the proxies may still exercise discretionary authority in accordance with the SEC’s proxy rules.

By Order of the Board of Directors,

RICHARD A. AURELIO Chairman and Chief Executive Officer

Gloucester, Massachusetts

December 18, 2003

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix A

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

OMNIBUS STOCK PLAN

INCORPORATING AMENDMENTS

EFFECTIVE ON OR

BEFORE NOVEMBER 17, 2000

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

OMNIBUS STOCK PLAN

SECTION 1

BACKGROUND, PURPOSE AND DURATION

1.1 Effective Date. The Plan is effective as of the date on which VAI distributes the Company’s Shares to the stockholders of VAI, subject to the approval of the Plan by a majority of the shares of the common stock of VAI which are present in person or by proxy and entitled to vote at the 1999 Annual and Special meeting of the Stockholders of VAI.

The Plan, as amended, incorporates amendments approved by the Board on July 3, 2000 and November 17, 2000. Effective July 3, 2000, Sections 9.2.4(c) and 9.2.5 were, respectively, amended and deleted. Effective November 17, 2000, Section 5.5 was amended.

1.2 Purpose of the Plan. The Plan is intended to increase incentives and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Award” means, individually or collectively, a grant under the Plan of Non-qualified Stock Options, Incentive Stock Options, SARS, Restricted Stock, Performance Units or Performance Shares.

2.4 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7 “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.8 “Company” means Varian Semiconductor Equipment Associates, Inc., a Delaware corporation, or any successor thereto.

2.9 “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

2.10 “Director” means any individual who is a member of the Board.

2.11 “Disability” means a permanent and total disability within the meaning of section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.12 “EBIT” means as to any Performance Period, the Company’s or a business unit’s income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

2.13 “EBITDA” means as to any Performance Period. the Company’s or a business unit’s income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

2.14 “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.15 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.16 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.17 “Fair Market Value” means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and

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lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.18 “Fiscal Year” means the fiscal year of the Company.

2.19 “Grant Date” means, with respect to an Award, the date that the Award was granted.

2.20 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

2.21 “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes, determined in accordance with generally accepted accounting principles.

2.22 “Non-employee Director” means a Director who is all employee of neither the Company nor of any Affiliate.

2.23 “Non-qualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.24 “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

2.25 “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

2.26 “Participant” means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

2.27 “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) EBIT, (b) EBITDA, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. “Determination Date” means the latest possible date that will not jeopardize an Award’s qualification as performance-based compensation under section 162(m) of the Code.

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Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, “Determination Date” shall mean such date as the Committee may determine in its discretion.

2.28 “Performance Period” means any fiscal period not to exceed three consecutive Fiscal Years, as determined by the Committee in its sole discretion.

2.29 “Performance Share” means a Performance Share granted to a Participant pursuant to Section 8.

2.30 “Performance Unit” means a Performance Unit granted to a Participant pursuant to Section 8.

2.31 “Period of Restriction” means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

2.32 “Plan” means the Varian Semiconductor Equipment Associates, Inc. Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

2.33 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

2.34 “Retirement” means, in the case of an Employee or a Non-employee Director, “Retirement” as defined pursuant to the Company’s or the Board’s Retirement Policies, as they may be established from time to time. With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.”

2.35 “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

2.36 “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

2.37 “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s EBIT before incentive compensation, divided by the Company’s or the business unit’s, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

2.38 “Revenue” means as to any Performance Period, the Company’s or a business unit’s net sales, determined in accordance with generally accepted accounting principles.

2.39 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

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2.40 “Section 16 Person” means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

2.41 “Shareholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

2.42 “Shares” means shares of the Company’s common stock, $.01 par value.

2.43 “Stock Appreciation Right” or “SAR” means an Award, granted alone, in connection or in tandem with a related Option, that pursuant to Section 6 is designated as a SAR.

2.44 “Subsidiary” means any corporation in an unbroken chain of corporations beginning, with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.45 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director’s service on the Board for any reason.

2.46 “VAI” means Varian Associates, Inc., a Delaware corporation.

SECTION 3

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “outside director” under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt

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such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding any contrary provision of the Plan, the Committee may reduce the amount payable under any Award (other than an Option) after the grant of such Award.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, (b) in any way which would jeopardize the Plan’s qualification under Rule 16b-3, or (c) with respect to awards which are intended to qualify as performance-based compensation under section 162(m) of the Code.

3.4 Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board’s administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 6,000,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3 in connection with the distribution of Shares to the stockholders of VAI. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. In addition, if any Shares are tendered to the Company (whether by physical delivery or attestation) as full or partial payment for the exercise of an Option or in satisfaction of a tax withholding obligation pursuant to an Award, only the net Shares issued shall be deemed delivered for purposes of determining the maximum number of Shares that may be delivered under Section 4.1. Also, Shares issued pursuant to Awards assumed or granted in substitution of other awards in connection with the acquisition by the Company of an unrelated entity shall not reduce the maximum number of Shares issuable under Section 4. 1.

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4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 9, the foregoing, adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 1,000,000 Shares. The Committee may grant Incentive Stock Options, Non-qualified Stock Options, or a combination thereof.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1 Non-qualified Stock Options. In the case of a Non-qualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

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5.3.3 Substitute Options. Notwithstanding, the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

5.4 Expiration of Options.

5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a) The expiration of ten (10) years from the Grant Date; or

(b) The expiration of three (3) months from the date of the Participant’s Termination of Service for a reason other than the Participant’s death, Disability or Retirement; or

(c) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability; or

(d) The expiration of three (3) years from the date of the Participant’s Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or

(e) The date of the Participant’s Termination of Service by the Company for cause (as determined by the Company); or

(f) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant who is an Employee dies prior to the expiration of his or her Options, his or her Options shall be exercisable until the expiration of three (3) years after the date of death. If a Participant who is a Consultant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may

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accelerate the exercisability of the Option. With respect to Options granted on or after November 17, 2000, if a Participant who is an Employee dies, incurs a Disability or terminates service by reason of his or her Retirement, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service. With respect to Options granted prior to November 17, 2000, if a Participant dies while an Employee, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service.

5.6 Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8 Certain Additional Provisions for Incentive Stock Options.

5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2 Termination of Service. If any portion of an Incentive Stock Option is exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death (unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise), the portion so exercised shall be deemed a Non-qualified Stock Option.

5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

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5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a “Reload Option”) for a number of shires of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload option shall (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1 Grant of SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 1,000,000 Shares.

6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.4 Expiration of SARS. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARS.

6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

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(b) The number of Shares with respect to which the SAR is exercised.

6.6 Payment Upon Exercise of SAR. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

SECTION 7

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 100,000 Shares of Restricted Stock.

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as performance-based compensation” under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code (e.g., in determining the Performance Goals).

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7.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing, Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Varian Semiconductor Equipment Associates, Inc. Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Varian Semiconductor Equipment Associates, Inc.”

7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1 Grant of Performance Units and Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year no more than 100,000 Performance Units or Performance Shares may be granted to any Participant.

8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

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8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the “Performance Period.” Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.3.1 General Performance Objectives. The Committee may set performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

8.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Shares as “performance-based compensation” under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under section 162(m) of the Code (e.g., in determining the Performance Goals).

8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award.

8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

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SECTION 9

NON-EMPLOYEE DIRECTORS

9.1 Granting of Options.

9.1.1 Non-employee Directors. Each Non-employee Director shall be granted an Option to purchase 50,000 Shares (an “Initial Grant”) on the later of the Effective Date of the Plan or the date of the Non-employee Director’s appointment or election as a Non-employee Director. Beginning on the first business day after the second Annual Meeting of Stockholders following, the Non-employee Director’s appointment or election, and on the first business day after each Annual Meeting of Stockholders thereafter, for so long as the Non-employee Director serves as such, he or she annually shall be granted an Option for an additional 5,000 Shares (each a “Subsequent Grant”), but only if the Non-employee Director has continuously served as such through the Grant Date.

9.1.2 Chairman. Each Chairman of the Company who is a Non-employee Director shall be granted an Option to purchase 200,000 Shares (an “Initial Chairman’s Grant”) on the later of the Effective Date of the Plan or the date such individual becomes Chairman. Any Initial Chairman’s Grant shall be in lieu of any Initial Grant or Subsequent Grant the Chairman otherwise would be entitled to under Section 9.1.1 while he or she serves as Chairman. If a Chairman ceases to serve as such but remains a Non-employee Director, he or she shall be entitled to Subsequent Grants under Section 9.1.1, provided he or she has continuously served as a Non-employee Director through the applicable Grant Date.

9.2 Terms of Options.

9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Non-employee Director and the Company.

9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date.

9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full one (1) year after the date the Option is granted. If a Non-employee Director incurs a Termination of Service for a reason other than completion of his or her term as a Director, Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of completion of the Non-employee Director’s term, Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

(a) The expiration of ten (10) years from the Grant Date; or

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(b) The expiration of three (3) months from the date of the Non-employee Director’s Termination of Service for a reason other than death, Disability, resignation or Retirement; or

(c) The expiration of ten (10) years from the Grant Date upon the Non-employee Director’s Termination of Service by reason of completion of the Participant’s term as a Director, disability, Retirement or death1; or

(d) The expiration of one (1) month from the date of the Non-employee Director’s Termination of Service by reason of resignation.

9.2.5 Non Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

9.2.6 Other Terms. All provisions of the Plan not inconsistent with this Section 9 shall apply to options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee’s discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

9.3 Substitute Options. Notwithstanding the provisions of Section 9.2.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from all unrelated corporation), persons who become Non-employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

SECTION 10

MISCELLANEOUS

10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service, Employment with the Company and its Affiliates is on an at-will basis only.

10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

1    Prior to the amendment of this Section 9.2.4(c), which is effective as of July 3, 2000, this Section provided that in the event of a Non-employee Director’s Termination of Service due to death, Disability, Retirement or completion of term as a Director, each Option would terminate three (3) years from the date of the Non-employee Director’s Termination of Service

15

10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

10.6 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing, such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required to be

16

withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant’s Award may, in the Committee’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state, local or foreign jurisdiction marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 11

AMENDMENT, TERMINATION AND DURATION

11.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

SECTION 12

LEGAL CONSTRUCTION

12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

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12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining, parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.4 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

12.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

IN WITNESS WHEREOF, Varian Semiconductor Equipment Associates, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

Dated:	By:
Name:
Title:

18

AMENDMENT TO OMNIBUS STOCK PLAN

OF

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

The Omnibus Stock Plan (the “Plan”) of Varian Semiconductor Equipment Associates, Inc. is hereby amended as follows:

(1) Section 6 (“Stock Appreciation Rights”), Section 7 (“Restricted Stock”) and Section 8 (“Performance Units and Performance Shares”) are deleted from the Plan.

(2) Section 5.4.1(a) of the Plan is amended to read in its entirety as follows:

“(a) The expiration of seven (7) years from the Grant Date; or”

(3) Section 5.4.1(d) of the Plan is amended to read in its entirety as follows:

“The expiration of seven (7) years from the Grant Date in the case of the Participant’s Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or”

(4) Section 9.2.4(a) of the Plan is amended to read in its entirety as follows:

“(a) The expiration of seven (7) years from the Grant Date; or”

(5)	Section 9.2.4(c) of the Plan is amended to read in its entirety as follows:

“The expiration of seven (7) years from the Grant Date in the case of the Non-employee Director’s Termination of Service by reason of completion of the Participant’s term as a Director, disability, Retirement or death; or”

(6) The amendments contained in Sections 1 through 5 above shall become effective upon approval by the Board of Directors.

Approved by the Board of Directors on November 8, 2002

AMENDMENT NO. 2 TO OMNIBUS STOCK PLAN

OF

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

The Omnibus Stock Plan (the “Plan”) of Varian Semiconductor Equipment Associates, Inc., as amended, is hereby further amended as follows:

1.	That Section 9.1.1 of the Plan be and hereby is amended to reads in its entirety as follows:

“9.1.1	Non-employee Directors. Each Non-employee Director shall be granted an Option to purchase 5,000 Shares (an “Initial Grant”) on the later of the Effective Date of the Plan or the date of the Non-employee Director’s appointment or election as a Non-employee Director. Beginning on the first business day after the second Annual Meeting of Stockholders following, the Non-employee Director’s appointment or election, and on the first business day after each Annual Meeting of Stockholders thereafter, for so long as the Non-employee Director serves as such, he or she annually shall be granted an Option for an additional 3,000 Shares (each a “Subsequent Grant”), but only if the Non-employee Director has continuously served as such through the Grant Date.”

2. This Amendment No. 2 shall become effective upon approval by the Board of Directors.

Approved by the Board of Directors on August 15, 2003

AMENDMENT NO. 3 TO OMNIBUS STOCK PLAN

OF

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

The Omnibus Stock Plan (the “Plan”) of Varian Semiconductor Equipment Associates, Inc., as amended, is hereby further amended as follows:

1. Section 2.27 of the Plan is amended to read in its entirety as follows:

2.27 “Performance Goals” means the goal(s) determined by the Committee, in its sole discretion, to be applicable to a Participant eligible for an Award and which may be selected from, but not limited to, (a) earnings per share, (b) return on average equity in relation to a peer group (the “Peer Group”) of companies designated by the Committee, (c) return on average assets in relation to the Peer Group, or (d) such other performance goals as may be established by the Committee which may be based on earnings, earnings growth, earnings before interest, taxes, depreciation and amortization (EBITDA), operating income, operating margins, revenues, expenses, stock price, market share, charge-offs, reductions in non-performing assets, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, net cash provided from continuing operations, stock price appreciation, total shareholder return, cost control, strategic initiatives, market share, pre-tax or after-tax income, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to a Participant or the division, department, branch, line of business, Subsidiary or other unit in which the Participant works, or may be based on the performance of the Corporation generally, and may cover such period as may be specified by the Committee. Such Performance Goals may be applied by excluding the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. “Determination Date” means the latest possible date that will not jeopardize an Award’s qualification as performance-based compensation under section 162(m) of the Code. Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, “Determination Date” shall mean such date as the Committee may determine in its discretion.

2. Section 2.31 of the Plan is amended to read in its entirety as follows:

2.31 “Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability, which shall begin on the Grant Date and end, with respect to (a) 33% of the number of Shares of Restricted Stock awarded on such Grant Date, on the first anniversary of the Grant Date and (b) 8.375% of the number of

Shares of Restricted Stock awarded on such Grant Date, at the end of each quarter following the first anniversary of the Grant Date, such that no Award of Restricted Stock shall remain subject to forfeiture and/or restrictions on transferability following the third anniversary of such Grant Date.

3. The following Section 6 shall be added to the Plan:

SECTION 6

STOCK APPRECIATION RIGHTS

6.1 Grant of SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that the aggregate number of Shares to be granted pursuant to Sections 6, 7 and 8 of the Plan shall not exceed 100,000 Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 100,000 Shares.

6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.4 Expiration of SARS. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARS.

6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the SAR is exercised.

6.6 Payment Upon Exercise of SAR. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

4. The following Section 7 shall be added to the Plan:

SECTION 7

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine, provided that the aggregate number of Shares to be granted pursuant to Sections 6, 7 and 8 of the Plan shall not exceed 100,000 Shares. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 100,000 Shares of Restricted Stock

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as performance-based compensation” under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code (e.g., in determining the Performance Goals).

7.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing, Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of

Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Varian Semiconductor Equipment Associates, Inc. Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Varian Semiconductor Equipment Associates, Inc.”

7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

5. The following Section 8 shall be added to the Plan:

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1 Grant of Performance Units and Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion, provided that the aggregate number of Shares to be granted pursuant to Sections 6, 7 and 8 of the Plan shall not exceed 100,000 Shares. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year no more than 100,000 Performance Units or Performance Shares may be granted to any Participant.

8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the “Performance Period.” Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.3.1 General Performance Objectives. The Committee may set performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

8.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Shares as “performance-based compensation” under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under section 162(m) of the Code (e.g., in determining the Performance Goals).

8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award.

8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

6.	This Amendment No. 3 shall become effective upon approval by the Board of Directors and by the Corporation’s stockholders.

Approved by the Board of Directors on November 14, 2003

Approved by the Corporation’s stockholders on                          ,

AMENDMENT NO. 4 TO OMNIBUS STOCK PLAN

OF

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

The Omnibus Stock Plan (the “Plan”) of Varian Semiconductor Equipment Associates, Inc., as amended, is hereby further amended as follows:

1. Section 4.1 of the Plan is amended to read in its entirety as follows:

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 8,100,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3 in connection with the distribution of Shares to the stockholders of VAI. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

2. 2. This Amendment No. 4 shall become effective upon approval by the Board of Directors and by the Corporation’s stockholders.

Approved by the Board of Directors on November 14, 2003

Approved by the Corporation’s stockholders on                          ,

AMENDMENT NO. 5 TO OMNIBUS STOCK PLAN

OF

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

The Omnibus Stock Plan (the “Plan”) of Varian Semiconductor Equipment Associates, Inc., as amended, is hereby further amended as follows:

1. Section 9.1.2 (“Chairman”) of the Plan is deleted from the Plan.

3. 2. This Amendment No. 5 shall become effective upon approval by the Board of Directors.

Approved by the Board of Directors on December 5, 2003

Proxy Card

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

Dear Stockholder:

Please take note of the important information enclosed with this proxy. There are a number of issues related to Varian Semiconductor that require your immediate attention and approval. These are discussed in detail in the enclosed proxy statement.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your proxy must be received prior to the Annual Meeting of Stockholders to be held on February 10, 2004. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR ALL PROPOSALS.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Varian Semiconductor Equipment Associates, Inc.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders—February 10, 2004

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Ernest L. Godshalk III, Gary L. Loser, Esq. and Robert J. Halliday, or each or any of them with full power of substitution, as proxies for those signing on the reverse side to act and vote all shares of common stock of Varian Semiconductor Equipment Associates, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 10, 2004 and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless those signing on the reverse side shall revoke this proxy in writing, shall deliver a subsequently dated proxy or shall vote in person at the meeting.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]	PLEASE MARK VOTES AS IN THIS EXAMPLE.

A vote FOR the director nominee and FOR proposals 2, 3 and 4 is recommended by the Board of Directors.

1.	To elect the following director as a Class II Director for the ensuing three years:

Nominee: Robert W. Dutton

☐	FOR the nominee

☐	WITHHOLD AUTHORITY to vote for the nominee

2.	To approve an amendment to the Omnibus Stock Plan to authorize the issuance of up to an aggregate of 100,000 shares of common stock in the form of stock appreciation rights, performance units, performance shares and/or restricted stock.

☐  FOR             ☐  AGAINST             ☐  ABSTAIN

3.	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 2,100,000 shares.

☐  FOR             ☐  AGAINST             ☐  ABSTAIN

4.	To ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending October 1, 2004.

☐  FOR             ☐  AGAINST             ☐  ABSTAIN

Mark box at right if comments or address change have been made on the reverse side of this card.  ☐

Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE: ___________________________	SIGNATURE: ___________________________
DATE: ______________	DATE: ______________